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                                                                    EXHIBIT 10.7

                                    GUARANTY

        This Guaranty (this "GUARANTY"), dated and effective as of January 9, 2001, from U.S. Restaurant Properties, Inc. ("USV"), U.S. Restaurant Properties Operating, L.P. ("USRP") and their affiliates listed on Exhibit A hereto (collectively, the "GUARANTORS" and each, a "GUARANTOR") in favor of Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "INDENTURE TRUSTEE") for the benefit of the Noteholders and Banc of America Mortgage Capital Corporation (the "PURCHASER"). Unless the context otherwise requires, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Exhibit B hereto or in the Indenture, dated as of January 9, 2001 (the "INDENTURE"), between USRP Funding 2001-A, L.P. (the "ISSUER") and the Indenture Trustee.

        The Purchaser requires, as an inducement and a condition precedent to its entering into the Note Purchase Agreement, dated as of January 9, 2001 (the "PURCHASE AGREEMENT"), between the Issuer and the Purchaser, that the Guarantors guarantee the obligations of the Issuer under the Indenture. The Guarantors desire that the Purchaser enter into the Purchase Agreement and are willing to enter into this Guaranty in order to induce the Purchaser to enter into the Purchase Agreement.

        Now, therefore, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors, jointly and severally, agree as follows:

                                    ARTICLE I
                             GUARANTEED OBLIGATIONS

        Section 1.1 OBLIGATIONS GUARANTEED. The Guarantors, jointly and severally, hereby unconditionally guarantee to the Indenture Trustee, on behalf of the Noteholders, and to the Purchaser the punctual payment and performance when due of (i) the obligations of the Issuer under the Indenture and the Purchase Agreement (the "ISSUER OBLIGATIONS"); (ii) interest, if any, on such Issuer Obligations; and (iii) any and all costs and expenses incurred by the Indenture Trustee, the Directing Noteholder or the Purchaser in enforcing their rights under the Indenture or this Guaranty (including, without limitation, reasonable legal fees and the disbursements of counsel) (all such obligations, covenants, agreements and terms, together with the Issuer Obligations, are herein collectively called the "GUARANTEED OBLIGATIONS"). Notwithstanding the foregoing, the obligations of USV and USRP hereunder shall not exceed $225,000,000.

        The liability of the Guarantors under this Guaranty shall be joint and several, absolute and unconditional irrespective of (i) the unenforceability or invalidity of any Guaranteed Obligation, (ii) any change of the time, manner or place of payment, or any other term, of any Guaranteed Obligation, (iii) any law, regulation or order of any jurisdiction affecting any term of any Guaranteed Obligation, or the rights of the Indenture Trustee, the Noteholders, the Directing Noteholder or the Purchaser with respect thereto, and (iv) any other circumstance which might otherwise constitute a defense (other than payment or performance) available to, or a discharge of, a surety or guarantor.

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        The Guarantors waive promptness, presentment, protest, diligence, and notices with respect to any Guaranteed Obligation and this Guaranty and any requirement that the Indenture Trustee, the Directing Noteholder or the Purchaser exhaust any right or take any action against the Issuer or with respect to the Collateral.

        USV AND USRP AGREE TO SUBMIT TO THE JURISDICTION OF FEDERAL AND STATE COURTS OF NEW YORK AND AGREE TO APPOINT CT CORPORATION SYSTEMS, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS THEIR AGENT FOR SERVICE OF PROCESS IN NEW YORK.

        This Guaranty shall remain in full force and effect until all of the Guaranteed Obligations have been paid in full, and any notice or expiration of this Guaranty shall not release the Guarantors from any liability as to any Guaranteed Obligation existing, created, contracted, assumed or incurred prior to or at the time of receipt of such notice or expiration.

        The undertakings of the Guarantors hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment or other performance of any Guaranteed Obligation is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, all as though such payment had not been made or such performance had not occurred.

        Each of the Guarantors hereby agrees not to exercise any rights which it may acquire by way of subrogation against the Issuer or the Collateral under or in connection with its undertakings hereunder, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been paid and performed in full. If any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Indenture Trustee and shall forthwith be paid to the Indenture Trustee to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Indenture.

                                   ARTICLE II
          REPRESENTATIONS AND WARRANTIES; COVENANTS; NEGATIVE COVENANTS

        Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS. Each Guarantor represents and warrants, on behalf of itself and the other Guarantors, as of the Closing Date, that:

        (a) Such Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation. Such Guarantor has the full power and authority, corporate or otherwise, to guaranty the Guaranteed Obligations and has the power, authority, franchises and licenses (i) to own its properties and assets and to carry on and conduct its business and (ii) to execute, enter into and deliver this Guaranty and to perform all of its obligations hereunder. The execution, delivery and performance of this Guaranty by such Guarantor have been duly authorized by all necessary corporate or other action, and this Guaranty has been duly and validly executed and


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delivered by such Guarantor and is legal, valid and binding on and enforceable against such Guarantor in accordance with its terms except as such enforceability may be subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. Any requisite consents of third parties to the execution and delivery of this Guaranty and the performance of the obligations or transactions contemplated hereby have been obtained.

        (b) Neither the execution nor delivery of this Guaranty, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Guaranty by such Guarantor is prevented by, limited by, conflicts with or will result in a breach or violation of or a default under the terms, conditions or provisions of (i) its organizational documents, (ii) any material mortgage, security agreement, loan agreement, indenture or other agreement or instrument to which such Guarantor is a party or by which it is bound, including, without limitation, the Existing Agreements or (iii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to such Guarantor or its business.

        (c) As of the date hereof, there is no action, proceeding or investigation pending with regard to which such Guarantor has received service of process or, to such Guarantor's knowledge, threatened against such Guarantor before any court or administrative agency that, in the reasonable and good faith judgment of such Guarantor, may (i) materially and adversely affect the ability of such Guarantor to perform its obligations under this Guaranty, (ii) result in any material adverse change in the business, properties, assets or financial condition of such Guarantor, or (iii) adversely affect the enforceability of this Guaranty.

        Section 2.2 COVENANTS. Each Guarantor hereby covenants and agrees that, so long as this Guaranty is in effect or any amounts payable hereunder or under the Indenture shall remain outstanding:

        (a) Information Covenants. The Guarantors will furnish, or cause to be furnished, to the Directing Noteholder:

                  (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Consolidated Parties, a consolidated balance sheet and income statement of the Consolidated Parties as of the end of such fiscal year, together with related consolidated statements of retained earnings and cash flows for such fiscal year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Directing Noteholder and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern or any other material qualifications or exceptions.


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                  (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Consolidated Parties, a consolidated balance sheet and income statement of the Consolidated Parties as of the end of such fiscal quarter, together with related consolidated statements of retained earnings and cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Directing Noteholder, and accompanied by a certificate of an Executive Officer of USRP to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                  (iii) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 2.2(a)(i) and (ii) above, a certificate of an Executive Officer of USRP (i) demonstrating compliance with the financial covenants contained in Section 2.2(k) by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Guarantors propose to take with respect thereto.

                  (iv) Transaction Information. Within 90 days after the end of each fiscal year of the Guarantors, a certificate containing information regarding the amount of all Asset Dispositions and Equity Issuances that were made during the prior fiscal year.

                  (v) Accountant's Certificate. Within the period for delivery of the annual financial statements provided in Section 2.2(a)(i), a certificate of the accountants conducting the annual audit stating that they have reviewed this Guaranty as it relates to accounting and other financial matters and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof, provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination.

                  (vi) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to any Consolidated Party in connection with any annual, interim or special audit of the books of such Person.

                  (vii) Reports. Promptly upon transmission or receipt thereof,
        (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy


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        statements, notices and reports as any Consolidated Party shall send to its shareholders or to a holder of any Indebtedness owed by any Consolidated Party in its capacity as such a holder and (ii) upon the request of the Directing Noteholder, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

                  (viii) Notices. Upon any Executive Officer of a Guarantor obtaining knowledge thereof, the Guarantors will give written notice to the Directing Noteholder immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Guarantors propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any Consolidated Party (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect or (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any Federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could have a Material Adverse Effect.

                  (ix) ERISA. Upon any Executive Officer of a Guarantor obtaining knowledge thereof, the Guarantors will give written notice to the Directing Noteholder promptly (and in any event within five Business
        Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Guarantors or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Consolidated Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by an Executive Officer of USRP briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Guarantors with respect thereto. Promptly upon request, the Guarantors shall furnish the Directing Noteholder with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto


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        required to be filed with the Department of Labor and/or the Internal
        Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                  (x) Environmental. Upon the reasonable written request of the Directing Noteholder, the Guarantors will furnish or cause to be furnished to the Directing Noteholder, at the Guarantors' expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Directing Noteholder as to the nature and extent of the presence of any Materials of Environmental Concern on any Real Properties and as to the compliance by any Consolidated Party with Environmental Laws at such Real Properties. If the Guarantors fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Directing Noteholder may arrange for same, and the Consolidated Parties hereby grant to the Directing Noteholder and their representatives access to the Real Properties to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Directing Noteholder pursuant to this provision will be payable by the Guarantors on demand and added to the Guaranteed Obligations.

                  (xi) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of any Consolidated Party as the Directing Noteholder may reasonably request.

        (b) Preservation of Existence, Franchises and REIT Status. Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary not prohibited by Section 2.3(d) or (e), each Guarantor will, and will cause each of its Subsidiaries, that is a corporation, to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises, authority and status as a REIT or Qualified REIT Subsidiary, as applicable.

        (c) Books and Records. Each Guarantor will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

        (d) Compliance with Law. Each Guarantor will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could have a Material Adverse Effect.

        (e) Payment of Taxes and Other Indebtedness. Each Guarantor will, and will cause each of its Subsidiaries to, pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall


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become delinquent, (ii) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (iii) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no Consolidated Party shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (y) could give rise to an immediate right to foreclose on a Lien securing such amounts or (z) could have a Material Adverse Effect.

        (f) Insurance. The present insurance coverage of the Consolidated Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 2.2(f), and the Issuer shall update such Schedule 2.2(f) and notify the Agent immediately upon the occurrence of any change in such insurance coverage.

        (g) Maintenance of Property. Each Guarantor will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

        (h) Performance of Obligations. Each Guarantor will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements and all material indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

        (i) Use of Proceeds. The Issuer will use the proceeds of the Notes solely for the purpose of satisfying the obligations of USRP under the Credit Agreement, dated April 12, 1999, between USRP and Credit Lyonnais, New York Branch, as Agent, and the Revolving Credit Agreement, dated January 9, 1998, between USRP and Union Bank of Switzerland, New York Branch.

        (j) Audits/Inspections. Upon reasonable notice and during normal business hours, each Guarantor will, and will cause each of its Subsidiaries to, permit representatives appointed by the Directing Noteholder, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property (subject to rights of tenants under their respective leases), including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Directing Noteholder or its representatives to investigate and verify the accuracy of information provided to the Directing Noteholder and to discuss all such matters with the officers, employees and representatives of such Person.


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        (k) Financial Covenants.

                  (i) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be less than or equal to 0.60 to 1.0.

                  (ii) Tangible Net Worth. At all times the Tangible Net Worth shall be greater than or equal to the sum of (A) $275,000,000, plus (B) an amount equal to 85% of the Net Cash Proceeds of any Equity Issuance received by the Consolidated Parties after September 30, 2000, calculated on a cumulative basis.

                  (iii) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to 2.25 to 1.0.

                  (iv) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to 1.75 to 1.0.

                  (v) Distribution Limitation. The Consolidated Parties may declare or make cash distributions to their shareholders (excluding any shareholders which are Consolidated Parties) during any given fiscal quarter in an aggregate amount not to exceed the greater of (A) the FFO Distribution Allowance for such fiscal quarter or (B) so long as no Default or Event of Default has occurred and is then continuing, the amount necessary to maintain the status of USV as a REIT.

                  (vi) Unencumbered Assets to Unsecured Indebtedness Ratio. The ratio of Unencumbered Asset Value to Unsecured Indebtedness as of the end of each fiscal quarter of the Consolidated Parties shall (A) for all calculation dates through and including the fiscal quarter ending December 31, 2001, equal or exceed 1.75 to 1.0 and (B) for all calculations dates following the fiscal quarter ending December 31, 2001, equal or exceed 2.00 to 1.0.

                  (vii) Secured Indebtedness to Asset Value Ratio. The ratio of Secured Indebtedness to Asset Value as of the end of each fiscal quarter of the Consolidated Parties shall be less than or equal to 0.40 to 1.0.

        (l) New Subsidiaries. As soon as practicable and in any event within 30 days after any Person becomes a direct or indirect Subsidiary of USV, USRP shall provide the Directing Noteholder with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall if such Person is a Domestic Subsidiary, cause such Person to (i) execute a Joinder Agreement in substantially the same form as Exhibit C and (ii) deliver such other documentation as the Directing Noteholder may reasonably request in connection therewith, including, without limitation, financial statements, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall


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cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Directing Noteholder.

        (m) Negative Pledge Assets. The Guarantors shall comply in all respects with the provisions of Article XI of the Indenture with respect to the Negative Pledge Assets. For the purposes of this Section 2.2(m), references to a "Property" or "Properties" in Article XI of the Indenture shall be deemed to be references to the Negative Pledge Assets.

        Section 2.3 NEGATIVE COVENANTS. Each Guarantor hereby covenants and agrees that, so long as this Guaranty is in effect or any amounts payable hereunder or under the Indenture shall remain outstanding:

        (a) Indebtedness. The Guarantors will not permit any Guarantor to contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness arising under the Contribution Agreement, the Indenture or the Credit Documents;

                  (ii) Indebtedness in existence as of the Closing Date and described on Schedule 2.3(a) and any Indebtedness (the "REPLACEMENT INDEBTEDNESS") extending the maturity of, or refunding, refinancing or replacing, in whole or in part, any such existing Indebtedness (the "REPLACED INDEBTEDNESS") so long as (A) the direct and contingent obligors with respect to the Replaced Indebtedness and the Replacement Indebtedness shall be the same, (B) the Replacement Indebtedness shall not mature prior to the stated maturity date or mandatory redemption date of the Replaced Indebtedness, (C) if the Replaced Indebtedness is subordinated in right of payment or otherwise to the obligations of Guarantors, or any of them, under and in respect of Credit Documents or Bridge Loan Documents to which any of them is a party, then the Replacement Indebtedness must be subordinated to such obligations to at least the same extent and (D) the Replacement Indebtedness otherwise complies with all other terms and conditions contained in the Credit Documents and the Bridge Loan Documents;

                  (iii) purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by USRP or any of its Subsidiaries to finance the purchase of fixed assets provided that (A) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $250,000 at any one time outstanding; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;


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                  (iv) Indebtedness resulting from customary recourse carve-outs associated with securitization transactions (including, by way of example, those for fraud, misapplication of proceeds and environmental indemnities) and not involving the creditworthiness of the applicable obligors.

                  (v) Indebtedness in the form of trade payables incurred in the ordinary course of business;

                  (vi) obligations of USRP in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

                  (vii) intercompany Indebtedness permitted under Section 2.3(f); provided, however, that the obligations of each obligor of such Indebtedness shall: (A) be subordinated to the Guaranteed Obligations on terms acceptable to the Directing Noteholder in its sole discretion and
        (B) have such other terms and provisions as the Directing Noteholder may reasonably require;

                  (viii) in addition to the Indebtedness otherwise permitted by this Section 2.3,

                            (A) other recourse Indebtedness hereafter incurred
                  by the USV, USRP or any of their Subsidiaries provided that
                  (x) the loan documentation with respect to such Indebtedness shall not contain covenants or default provisions relating to any Guarantor that are more restrictive than the covenants and default provisions contained in this Guaranty, the Indenture or the other Bridge Loan Documents, (y) USRP shall have delivered to the Directing Noteholder a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to the incurrence of such Indebtedness and to the concurrent retirement of any other Indebtedness of any Guarantor, the Guarantors would be in compliance with the financial covenants set forth in Section 2.2(k) hereof and (z) the aggregate principal amount of such Indebtedness, together with Indebtedness permitted pursuant to Sections 2.3(a)(iii) and (vi) shall not at any time exceed $10,000,000 plus the amount of any hedge obligations incurred with respect to a Term Securitization; and

                            (B) Indebtedness where the recourse of the lender is
                  limited to foreclosure of its security interest in the subject property; and

                            (C) Guaranty Obligations of any Guarantor with
                  respect to any Indebtedness permitted under this Section 2.3.

        Notwithstanding the foregoing, USV and USRP shall not, and shall not permit any other Subsidiary to, create, incur or assume any Indebtedness after the Closing Date if immediately


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prior to the creation, incurring or assumption thereof, or immediately thereafter and after giving effect thereto, a Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in this
Section 2.3.

        (b) Liens. The Guarantors will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for:

                  (i) Liens created pursuant to the Credit Documents, Liens created pursuant to the Bridge Loan Documents or Liens expressly permitted under the Bridge Loan Documents;

                  (ii) (A) Liens, about which any Guarantor has had knowledge for less than thirty (30) days, in an aggregate amount less than $200,000 (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or, if due, are for taxes, assessments or governmental charges or levies that are more than five (5) days from the date on which such items may be deemed delinquent or on which penalties for non-payment may be assessed or (B) Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                  (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, in each case which any Guarantor has had knowledge for less than thirty (30) days, in an aggregate amount less than $200,000, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                  (iv) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any Consolidated Party in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (v) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

                  (vi) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                  (vii) Liens on Property of any Person securing purchase money Indebtedness (including Capital Leases and Synthetic Leases) of such Person permitted under Section 2.3(a)(iii), provided that any such Lien attaches to such Property concurrently with or within 90 days after the acquisition thereof;

                  (viii) leases or subleases granted to others not interfering in any material respect with the business of any Consolidated Party;

                  (ix) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by the Bridge Loan Documents;

                  (x) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 2.3(f);

                  (xi) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

                  (xii) Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection;

                  (xiii) Liens of sellers of goods to USRP and any of its Subsidiaries arising under Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses; and

                  (xiv) Liens existing as of the Closing Date as set forth or as contemplated on Schedule 2.3; provided that no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date; and

                  (xv) Liens securing Indebtedness described in Section 2.3(a)(viii)(B).

        (c) Nature of Business. The Guarantors will not permit any Consolidated Party to substantively alter the character or conduct of the business conducted by such Person as of the Closing Date.

        (d) Consolidation, Merger, Dissolution, etc. The Guarantors will not permit any Consolidated Party to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 2.3(d) but subject to the terms of Sections 2.2(l) and 2.2(m) hereof, (i) USRP or USV may merge or consolidate with any of its Subsidiaries provided that USRP or USV (as applicable) shall be the continuing or surviving corporation, (ii) any Guarantor other than USV or USRP merge or consolidate with any other Guarantor other than USV or USRP, (iii) any Consolidated Party which is not a Guarantor may be merged or consolidated with or into any Guarantor; provided that such Guarantor shall be the continuing or surviving corporation, (iv) any Consolidated Party which is not a Guarantor may be merged or consolidated with or into any other Consolidated Party which is not a Guarantor, and (v) any Wholly Owned Subsidiary of USRP may dissolve, liquidate or wind up its affairs at any time provided that such dissolution, liquidation or winding up, as applicable, could not have a Material Adverse Effect.

        (e) Asset Dispositions. The Guarantors will not permit (A) any Consolidated Party to make any Asset Disposition or series of Asset Dispositions in which the aggregate value of the assets sold or otherwise disposed pursuant to such Asset Disposition or series of Asset Dispositions exceeds $70,000,000 unless USRP shall have delivered to the Directing Noteholder at least two (2) Business Days prior to such Asset Disposition or series of Asset Dispositions a Pro Forma Compliance Certificate demonstrating on a Pro Forma Basis that, upon giving effect to such Asset Disposition or series of Asset Dispositions, the Guarantors shall be in compliance with all of the covenants contained in Section 2.2(k) hereof or (B) any owner of Related Property to sell, transfer, assign, pledge, encumber or otherwise dispose of such Related Property without the prior written consent of the Directing Noteholder, such consent (1) not to be unreasonably withheld and (2) to be granted or refused within three Business Days of receipt by the Directing Noteholder of a written request to sell, transfer, pledge, encumber or otherwise dispose of a Related Property.

        (f) Investments. The Guarantors will not permit any Consolidated Party to make any Investments after the Closing Date, except for:

                  (i) Investments consisting of cash and Cash Equivalents;

                  (ii) Investments consisting of accounts receivable created, acquired or made by any Consolidated Party in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (iii) Investments consisting of Capital Stock, obligations, securities or other property received by any Consolidated Party in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors or guarantors of bankrupt obligors;

                  (iv) Investments consisting of loans or advances to tenants of the Real Properties in an amount not to exceed $45,000,000.00;

                  (v) Investments consisting of advances or loans to directors, officers, employees, agents or suppliers that do not, in the aggregate at any one time outstanding, exceed the sum of $200,000.00;

                  (vi) Investments in any Guarantor;

                  (vii) Investments entered into in connection with a Term Securitization permitted and contemplated by the Bridge Loan Documents or otherwise permitted under the Bridge Loan Documents.

        (g) Restricted Payments. Except as set forth on Schedule 2.3(g), the Guarantors will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) to make dividends or other distributions payable to any Guarantor (directly or indirectly through Subsidiaries), (ii) Special Purpose Entities may (directly or indirectly through any intermediate Subsidiaries) (A) make Restricted Payments to the extent required to do so under the terms of a Term Securitization and (B) distribute I/0 Strips and other assets to USV, USRP or any other Guarantor and (iii) as expressly permitted by Section 2.2(k) or
Section 2.3(f),(h) or (i) hereof.

        (h) Other Indebtedness. If any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, the Guarantors will not permit any Consolidated Party to (i) after the issuance thereof, amend or modify any of the terms of any Indebtedness of such Consolidated Party if such amendment or modification would add or change any terms in a manner adverse to such Consolidated Party, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto, or
(ii) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness of such Consolidated Party.

        (i) Transactions with Affiliates. The Guarantors will not permit any Consolidated Party to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (i) advances of working capital to any Guarantor, (ii) transfers of cash and assets to any Guarantor, (iii) intercompany transactions expressly permitted by Section 2.3(a), (d), (e), (f), or (g) hereof, (iv) normal compensation and reimbursement of expenses of officers and directors and (v) except as otherwise specifically limited in the Credit Agreement or any of the Bridge Loan Documents, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms_length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

        (j) Fiscal Year; Organizational Documents. The Guarantors will not permit any Consolidated Party to change its fiscal year or amend, modify or change its articles of incorporation

(or corporate charter or other similar organizational document) or bylaws (or other similar document).

        (k) Limitation on Restricted Actions. The Guarantors will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or, except as set forth in Schedule 2.3(k), suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (i) pay dividends or make any other distributions to any Guarantor on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Guarantor,
(iii) make loans or advances to any Guarantor, (iv) sell, lease or transfer any of its properties or assets to any Guarantor, or (v) act as a Guarantor and pledge its assets pursuant to the Bridge Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i)-(iv) above) for such encumbrances or restrictions existing under or by reason of (i) the Indenture, the Bridge Loan Documents or the Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to (A) Section 2.3(a)(ii), and (B) with respect to clause (iv) of the this subsection (k) only,
Section 2.3(a)(viii)provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith,
(iv) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien or (v) customary restrictions and conditions contained in any agreement relating to the sale of any Property permitted under Section 2.3(e) pending the consummation of such sale.

        (l) Contingent Obligations. Neither USV nor USRP shall become or remain liable, or permit any other Subsidiary to become or remain liable, on or under any Contingent Obligation other than the following:

                  (i) Contingent Obligations arising under any of the Credit Documents or the Bridge Loan Documents;

                  (ii) Contingent Obligations in existence as of the Closing Date (the material ones having been disclosed to the Directing Noteholder in writing on Schedule 2.3(l)(ii) hereto) and any Contingent Obligation incurred in replacement, in whole or in part, of any such existing Contingent Obligations so long as (A) the amount of such replacement Contingent Obligation shall not be increased, (B) such replacement Contingent Obligation shall not mature or otherwise be required to be performed prior to the corresponding maturity or performance date of the Contingent Obligation being so replaced, and (C) if the Contingent Obligation being so replaced is subordinated to the any of the Guaranteed Obligations, such replacement Contingent Obligation shall be subordinated to such obligations to at least the same extent;

                  (iii) Contingent Obligations resulting from endorsement of negotiable instruments for collection or deposit in the ordinary course of business;

                  (iv) Contingent Obligations incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations;

                  (v) Contingent Obligations to the extent constituting Indebtedness permitted under Section 2.3(a); and

                  (vi) Guaranties by a Consolidated Party of the obligations of another Consolidated party.

        (m) Sale Leasebacks. The Guarantors will not permit any Consolidated Party to enter into any Sale and Leaseback Transaction.

        (n) Creation of Subsidiaries. None of the Consolidated Parties shall create any Subsidiary or acquire or otherwise obtain any interest in any entity that would qualify as a Subsidiary of such Consolidated Party, except (i) to the extent approved by the Directing Noteholder in writing prior to such creation, acquisition or other action or (ii) as specifically contemplated in the Bridge Loan Documents.

        (o) Negative Pledges. Notwithstanding anything contained herein to the contrary:

                  (i) none of the Consolidated Parties shall, at any time, contract, create, incur, assume or permit to exist any Lien with respect to the Secured Pool Assets except to the extent that a Consolidated Party enters into a Term Securitization with Banc of America Securities, LLC; and

                  (ii) none of the Consolidated Parties shall, at any time, contract, create, incur, assume or permit to exist any Lien with respect to the Negative Pledge Assets.

        (p) Operating Lease Obligations. The Guarantors will not permit any Consolidated Party to enter into, assume or permit to exist any obligations for the payment of rental under Operating Leases (excluding ground leases) which in the aggregate for all such Persons would exceed $500,000 in any fiscal year.

        (q) No Foreign Subsidiaries. The Guarantors will not create, acquire or permit to exist any Foreign Subsidiary.

        (r) No Significant Capital Event: None of the Guarantors will take, or permit to be taken, any action that would constitute a Significant Capital Event in respect of USV that does not result in the immediate repayment in full of the Guaranteed Obligations. A "SIGNIFICANT CAPITAL EVENT" shall mean any of the following events: (i) the issuance by USV of any shares or rights, warrants or options in respect of shares or securities convertible into or exchangeable for shares; (ii) any sale or other disposition of shares of capital stock of USV which results in any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act) becoming the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 10% of the shares of the capital stock of USV; (iii) any of the persons that, as of the Closing Date, occupy the position of chairman of the board of directors, chief executive officer, chief financial officer or president of USV cease to occupy such position; (iv) more than two
(2) of the persons that, as of the Closing Date, serve as members of the board of directors of USV cease to serve as directors of USV; or (v) the sale, transfer, assignment or other disposition of Property of USV which in the aggregate exceeds $135,000,000 during the period of time commencing on the Closing Date and ending on the date on which all of the Guaranteed Obligations have been paid in full.

                                   ARTICLE III
                                  MISCELLANEOUS

        Section 3.1 OBLIGATIONS ARISE ON THE CLOSING DATE. The Guaranteed Obligations hereunder shall arise absolutely and unconditionally effective as of the date hereof.

        Section 3.2 SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantors and upon the successors and assigns of the Guarantors. This Guaranty may not be assigned by any Guarantor without the express written consent of the Indenture Trustee, the Directing Noteholder and the Purchaser.

        Section 3.3 NOTICES. All demands, notices and directions hereunder shall be in writing, delivered by telecopy and by overnight courier service (promptly followed by telephonic notice) and shall be deemed effective upon receipt of hard copy to: in the case of the Indenture Trustee, Wells Fargo Bank Minnesota, N.A., 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention:
Corporate Trust Services (CMBS) - USRP 2001-A, Telephone: 410-884-2000,
Telecopy: 410-884-2360; in the case of the Purchaser, Banc of America Mortgage Capital Corporation, 100 North Tyron Street, Charlotte, North Carolina 28255,
Attention: Jeffrey B. Hoyle, Telephone: 704-388-4385, Telecopy: 704-388-8841; in the case of the Directing Noteholder, Banc of America Mortgage Capital Corporation, 100 North Tyron Street, Charlotte, North Carolina 28255, Attention:
Jeffrey B. Hoyle, Telephone: 704-388-4385, Telecopy: 704-388-8841]; in the case of the Guarantors, USRP Funding 2001-A, L.P., 12240 Inwood Road, Suite 3000, Dallas, Texas 75244, Attention: Assets Management Department, Telephone:
972-387-1487, Telecopy: 972-490-9119 and U.S. Restaurant Properties Operating, L.P., 12240 Inwood Road, Suite 3000, Dallas, Texas 75244, Attention: Assets Management Department, Telephone: 972-387-1487, Telecopy: 972-490-9119 or to such other address, telephone number and telecopy number as shall, from time to time, have been designated by written notice by such party given to the other parties as herein provided.

        Section 3.4 AMENDMENTS, CHANGES AND MODIFICATIONS. This Guaranty may not be amended, changed, modified, altered, released or terminated without the written consent of the affected Guarantors, the Indenture Trustee, the Directing Noteholder and the Purchaser, or their respective successors and assigns.

        Section 3.5 GOVERNING LAW. This Guaranty shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law principles thereof.

        Section 3.6 SECURITIZATION. It is anticipated that this Guaranty will be amended to limit the scope of the Guaranteed Obligations in connection with the issuance of securities secured by the Properties for the purpose of refinancing the Notes.

                  IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered, all as of the date first above written.


                                   U.S. RESTAURANT PROPERTIES, INC.



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   U.S. RESTAURANT PROPERTIES OPERATING, L.P.



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   ARKANSAS RESTAURANTS #10, L.P., a Texas
                                   limited partnership

                                   By: North American Restaurant Management,
                                   Inc.


                                   By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                   RESTAURANT PROPERTY PARTNERS, L.P., a Texas limited partnership

                                   By: Restaurant Funding, Inc


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   SOUTHEAST FAST-FOOD PARTNERS, L.P., a Texas limited partnership

                                   By: Bulldog Management, Inc.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (66), LTD.,
                                   a Texas limited partnership

                                   By: USRP GP1, LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (CAROLINA), LTD a Texas limited
                                   partnership

                                   By: Restaurant Acquisition Corp.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (AUSTIN), LTD., a Texas limited
                                   partnership

                                   By: USRP GP2, LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (FAIN 10), L.P., a Texas limited
                                   partnership

                                   By: USRP GP5, LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (KATY), L.P., a Texas limited
                                   partnership

                                   By: USRP GP8, LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (LAVID), L.P., a Texas limited
                                   partnership

                                   By: USRP GP, LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (WEST VIRGINIA) PARTNERS, L.P., a Texas limited partnership

                                   By: USRP Renovation Corp.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (PAC), L.P., a Texas limited partnership

                                   By: USRP (Cap), LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (QUEST), L.P., a Texas limited
                                   partnership

                                   By: USRP GP4, LLC


                                   By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                   USRP (SAN ANTONIO), LTD., a Texas limited partnership

                                   By: USRP GP, LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (T&C), L.P., a Texas limited partnership

                                   By: USRP GP3, LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   BULLDOG MANAGEMENT, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   NORTH AMERICAN RESTAURANT MANAGEMENT, INC.,


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   RESTAURANT FUNDING, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   OAHU CONVENIENCE STORES, LLC,
                                   a Texas limited liability company



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   OAHU TERMINAL, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   PINNACLE RESTAURANT GROUP, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (ACQUISITION), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (AZ1), LLC, a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (BC), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (BILL), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (BOB), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (CAL), LLC,
                                   a Texas limited liability company
                                    By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (CAP), LLC,
                                   a Texas limited liability company



                                   By: -----------------------------------------
                                   Name:
                                   Title:



                                   USRP (CARROLL), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (CENTRAL AVENUE), LLC, a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (CHRIS), LLC, a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (DEEDEE), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (DON), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (FINANCE), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (FRED), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (GA), LLC, a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (GANT1), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (GANT2), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (GANT3), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (GANT4), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (GANT5), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (GANT6), LLC,
                                   a Texas limited liability  company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (GOLD), LLC, a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP GP, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP GP1, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP GP2, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP GP3, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP GP4, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP GP5, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP MANAGING, INC.
                                   a Delaware corporation


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP RENOVATION CORP.
                                   a Texas corporation


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP GP8, LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   RESTAURANT RENOVATION PARTNERS, LP
                                   a Texas limited partnership
                                    By: Restaurant Acquisition Corp.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (HOLLIS), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (ILLINOIS), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (JENNIFER), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (JONES), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (JV2), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (KIL), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (LEGEND), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (MANAGER), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   U.S. RESTAURANT LENDING GROUP II, L.P.,
                                   a Texas limited partnership
                                   By: U.S. Restaurant Lending GP, Inc.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (MIDON), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (MINNESOTA), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (MISSOURI), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (MOLLY), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (PALMA), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (PAT), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (POPEYE'S),
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (RIBBIT), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (SANDRA), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (SARAH), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (SEMINOLE), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (SMYRNA), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (ST. LOUIS), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (STEVE), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (SUSI), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (SYBRA), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (VALERIE), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   U.S. RESTAURANT LENDING GROUP III,
                                   L.P., a Texas limited liability company
                                   By: U.S. Restaurant Lending GP, Inc.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   USRP (WIG), LLC,
                                   a Texas limited liability company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   USRP (LINCOLN), LTD.
                                   a Texas limited partnership
                                   By: Restaurant Acquisition Corp.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   RESTAURANT ACQUISITION CORP.
                                   a Texas corporation


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   RESTAURANT CONTRACTOR CORP.
                                   a Texas corporation


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   U.S. RESTAURANT LENDING GP, INC.
                                   a Delaware corporation


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   U.S. RESTAURANT LENDING LP, INC. a Delaware corporation


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   USRP (CAP), INC.,
                                   a Delaware corporation


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT A

                              AFFILIATE GUARANTORS

                                    EXHIBIT B

                                  DEFINED TERMS

        "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agent" means Banc of America Mortgage Capital Corporation.

        "Asset Disposition" means any disposition (including pursuant to a Sale and Leaseback Transaction) of any or all of the Property (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease (other than in the ordinary course of business), licensing, transfer or otherwise, but other than pursuant to any casualty or condemnation event.

        "Asset Value" means the sum of (a) the aggregate Value of all interests (whether wholly_owned or otherwise) in Real Property owned by the Consolidated Parties, except the BK Assets, plus, (b) EBITDA from the BK Assets as of the date of calculation capitalized at 10.5%.

        "Basic Documents" means the Contribution Agreement, the Engagement Letter, the Fee Letters, the Guaranty, the Indenture, the Note Purchase Agreement, the Property Management Agreement and the Stock Pledge Agreement.

        "BK Assets" means those Real Properties which are 100% owned by the Consolidated Parties as of the Closing Date (but not purchased following the Closing Date) with respect to which there exists a currently effective franchise agreement with Burger King Corporation.

        "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina, Minneapolis, Minnesota, Columbia, Maryland or New York, New York are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in Dollar deposits in London, England.

        "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

        "Capital Stock" means (i) in the case of a corporation, capital stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

        "Cash Equivalents" means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or
(iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through
(d).

        "Change of Control" means any of the following events: (a) the sale, lease, transfer or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries taken as a whole to any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act), or (b) the USV shall fail to own directly 80% of the outstanding Capital Stock of the Issuer or USRP. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

        "Consolidated Capital Expenditures" means, as of any date for the four fiscal quarter period most recently ending on or prior to such date, the sum of
(i) all capital expenditures of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP, plus (ii) without duplication, all capital expenditures, as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity; provided, that in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests.

        "Consolidated EBITDA" means, as of any date for the four fiscal quarter period most recently ending on or prior to such date, the sum of (i) Consolidated Net Income, plus (or minus, as applicable) (ii) an amount which, in the determination of Consolidated Net Income, has been deducted for (A) interest expense, (B) total Federal, state, local and foreign income taxes, (C) depreciation and amortization expense, (D) extraordinary gains (losses) and gains (losses) from sales of assets for such period, (E) all straight line rent leveling adjustments (as reported in the consolidated financial statements of the Consolidated Parties), (F) equity in net earnings (or net loss) of unconsolidated Affiliates of the Consolidated Parties, (G) amounts incurred by the Consolidated Parties for such period as "impairment of long lived assets," and (H) amounts denoted by the Consolidated Parties as "provision(s) for doubtful accounts," in each case without duplication and as determined in accordance with GAAP; provided, that, (i) each of the above calculations shall include, without duplication, any amounts attributable to any interests held by any Consolidated Party in any Minority Interest Entity and (ii) all amounts included in the above calculations (and not otherwise adjusted to account for Outside Interests) shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to Outside Interests.

        "Consolidated Interest Expense" means, as of any date for the four fiscal quarter period most recently ending on or prior to such date, the sum of
(i) interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases) of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP, plus (ii) without duplication, interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases), as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity; provided, that in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests.

        "Consolidated Net Income" means, as of any date for the four fiscal quarter period most recently ending on or prior to such date, (i) net income (excluding extraordinary items) of the Consolidated Parties on a consolidated basis after interest expense, income, value added and similar taxes and depreciation and amortization, all as determined in accordance with GAAP, plus
(ii) without duplication, an amount equal to the aggregate of net income (excluding extraordinary items) after interest expense, income, value added and similar taxes and depreciation and amortization, as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity; provided, that in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests.

        "Consolidated Parties" means a collective reference to USV, USRP and each of their Subsidiaries, and "Consolidated Party" means any one of them.

        "Consolidated Scheduled Funded Debt Payments" means, as of any date for the four fiscal quarter period most recently ending on or prior to such date, the sum of (i) all scheduled payments of principal on Funded Indebtedness of the Consolidated Parties on a consolidated basis (including, without limitation, (a) the implied principal component of payments due on Capital Leases and Synthetic Leases, (b) all dividends paid on the preferred Capital Stock of any Consolidated Party and (c) payments made in connection with any ground leases, but excluding voluntary prepayments or mandatory prepayments required pursuant to Section 3.3 of the Credit Agreement and any scheduled balloon, bullet or similar principal payment repaying the related underlying principal Indebtedness in full), as determined in accordance with GAAP, plus (ii) without duplication, all scheduled payments of principal on Funded Indebtedness, as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity; provided, that in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests.

        "Contingent Obligation" means, with respect to any Person, any obligation of such Person to guarantee or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly (exclusive of any non-material contractual indemnities and non-material guarantees of non-monetary obligations which have not yet been called on or qualified), including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital, equity capital, net worth or other balance sheet condition or any income statement condition of the primary obligor or otherwise to maintain the solvency of the primary obligor,
(iii) to purchase, lease or otherwise acquire property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof, (d) any residual obligation or liability of such Person under any Synthetic Lease or any other off-balance sheet financing, or (e) any obligation of such Person in connection with any derivative transaction, hedging transaction (including, without limitation, any Hedging Agreements), takeout commitment or forward equity commitment. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the agreement, instrument or other document evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith. Contingent Obligations shall not include the following obligations or liabilities of USV, USRP or any other Subsidiaries thereof (including any Special Purpose Entity) to the extent incurred in connection with a Securitization Asset Sale: reasonable and customary obligations of USV, USRP or any other Subsidiaries thereof with respect to (i) the servicing of any assets which are the subject of such Securitization Asset Sale, (ii) administrative and ministerial matters relating to any applicable Special Purpose Entity, (iii) maintenance of the corporate separateness of any such Special Purpose Entity from that of USV and its other Subsidiaries and (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such Securitization Asset Sale and indemnification obligations owing to any such Person. In addition, the ownership of a Subordinated Interest shall not be deemed to give rise to any Contingent Obligation on the part of the owner thereof. Further, Contingent Obligations shall not include liabilities of USV, USRP or any Consolidated Party thereof (i) which result solely from USV or such Consolidated Party being a general partner of a Special Purpose Entity that is a limited partnership and is not a Consolidated Party, and (ii) which liabilities are attributable to customary and reasonable non_recourse exceptions, representations and warranties involved with securitization transactions and not related to the creditworthiness of the obligors involved in such transactions (including, without limitation, exceptions for fraud, environmental indemnities and misapplication of proceeds).

        "Credit Agreement" means the Credit Agreement, dated January 9, 2001, among USRP, USV, the Subsidiaries of USRP and USV, the Lenders, the Purchaser and Banc of America Securities LLC.

        "Credit Documents" means a collective reference to the Credit Agreement, the Notes, the LOC Documents and each Joinder Agreement (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

        "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

        "DOL": means the United States Department of Labor or any successor in interest.

        "Domestic Subsidiary" means any direct or indirect Subsidiary of USRP which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

        "EBITDA" means, (i) for any Person over any period, net earnings (loss) of such Person for such period plus the sum of the following (but only to the extent taken into account in determining net earnings (loss) for such period):
(A) depreciation and amortization expense for such period; plus (B) interest expense for such period; plus (C) income tax expense in respect of such period; minus (or plus, as appropriate) (D) extraordinary gains (losses) and gains (losses) from sales of assets for such period; plus (or minus, as appropriate)
(E) all straight line rent leveling adjustments (reported in the consolidated financial statements of such Person for purposes of GAAP); plus (or minus, as appropriate) (F) equity in net earnings (or net loss) of unconsolidated Affiliates of such Person (if any); plus (G) amounts incurred by such Person for such period as "impairment of long lived assets" and (H) amounts denoted by such Person as "provision(s) for doubtful accounts," and (ii) for any Property for any period, the net income (excluding extraordinary items) of such Property for such period before (without duplication) interest expense applicable to such Property, income taxes applicable to such Property and depreciation and amortization applicable to such Property, all as determined in accordance with GAAP.

        "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Toxic Substances Control Act, the Water Pollution Control Act, the Clean Air Act and the Hazardous Materials Transportation Act), regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

        "EPA": means the United States Environmental Protection Agency.

        "Equity Issuance" means any issuance by any Consolidated Party to any Person of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants, (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity or (d) any options or warrants relating to its Capital Stock (other than employee stock options currently in place). The term "Equity Issuance" shall not include any Asset Disposition.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

        "ERISA Affiliate" means an entity which is under common control with any Consolidated Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Consolidated Party and which is treated as a single employer under Sections 414(b) or (c) of the Code.

        "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Consolidated Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

        "Executive Officer" of any Person means any of the chief executive officer, chief operating officer, president, vice president, chief financial officer or treasurer of such Person.

        "Existing Agreements" means (i) the Note Purchase Agreement, dated January 31, 1997, among U.S. Restaurant Properties Operating L.P., U.S. Restaurant Properties Master L.P., U.S. Restaurant Properties Business Trust I, U.S. Restaurant Properties Business Trust II, USRP (West Virginia) Partners, L.P., Restaurant Renovation Partners, L.P., U.S. Restaurant Properties Development L.P., USRP (Norman), Ltd., USRP (Carolina), Ltd., USRP (Lincoln), Ltd., Pacific Mutual Life Insurance Company, The Ohio National Life Insurance Company, Jefferson-Pilot Life Insurance Company, Alexander Hamilton Life Insurance Company of America, First Alexander Hamilton Life Insurance Company, Reliaster Life Insurance Company, Northern Life Insurance Company, Reliaster Bankers Security Life Insurance Company and Reliaster United Services Life Insurance Company, (ii) the Note Purchase Agreement, dated May 1, 1998, among U.S. Restaurant Properties Operating L.P., U.S. Restaurant Properties, Inc. and the holders of the Notes (as defined in such Note Purchase Agreement) and (iii) the Note Purchase Agreement, dated October 15, 1998, among U.S. Restaurant Properties Operating L.P., U.S. Restaurant Properties, Inc. and the holders of the Notes (as defined in such Note Purchase Agreement).

        "FFO" means, for a given period, (a) net earnings of USV and its Subsidiaries (before minority interests and before extraordinary and non recurring items) for such period minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period plus (c) depreciation and amortization of real and personal property assets for such period, and after adjustments for unconsolidated partnerships and joint ventures.

        "FFO Distribution Allowance" means, (a) for the fiscal quarter ending March 31, 2001, an amount equal to 95% of FFO for such quarter; (b) for the fiscal quarter ending June 30, 2001, an amount equal to 95% of FFO for such quarter, plus an amount equal to the FFO Distribution Allowance as calculated in subsection (a) above and not distributed on or prior to March 31, 2000; (c) for the fiscal quarter ending September 30, 2001, an amount equal to 95% of FFO for such quarter, plus an amount equal to the FFO Distribution Allowance as calculated in subsection (b) above and not distributed on or prior to June 30, 2001; (d) for the fiscal quarter ending December 31, 2001, an amount equal to 95% of FFO for such quarter, plus an amount equal to the FFO Distribution Allowance as calculated in subsection (c) above and not distributed on or prior to September 31, 2001; and (e) for each fiscal quarter ending thereafter, an amount equal to 95% of FFO for such quarter, plus an amount equal to 95% of FFO for the three fiscal quarters ending immediately prior to such fiscal quarter and not otherwise distributed prior to commencement of such quarter.

         "Fixed Charge Coverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties for the four fiscal quarter period most recently ending on or prior to such date with respect to the Consolidated Parties on a consolidated basis, the ratio of (a) Consolidated EBITDA for such period to (b) the sum of (i) Consolidated Interest Expense for such period plus (ii) Consolidated Scheduled Funded Debt Payments for such period.

        "Foreign Subsidiary" means any direct or indirect Subsidiary of USRP which is not a Domestic Subsidiary.

        "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis.

        "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

        "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made; provided however, that the aggregate amount of the Guaranty Obligations of the parties hereto shall in no event exceed $225,000,000.00.

        "Hedging Agreements" means any interest rate protection agreement or foreign currency exchange agreement.

        "Indebtedness" means, with respect to any Person, without duplication,
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed,
(g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the implied principal component of all obligations of such Person under Capital Leases, including all Capitalized Lease Obligations of such Person, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed),
(k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration (other than as a result of a Change of Control or an Asset Disposition that does not in fact result in a redemption of such preferred Capital Stock) at any time prior to the Maturity Date, (l) the principal portion of all obligations of such Person under Synthetic Leases, (m) all obligations of such Person to repurchase any securities issued by such Person at any time prior to the Maturity Date which repurchase obligations are related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares, (n) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Indebtedness is recourse to such Person, (o) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP) and (p) all Contingent Obligations of such Person. For purposes of clarification, the ordinary and customary rent obligations of a Person pursuant to the terms of a real property lease which is not entered into as a capital or financing lease shall not be included in the calculation of "Indebtedness" hereunder.

        "Interest Coverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties for the four fiscal quarter period most recently ending on or prior to such date with respect to the Consolidated Parties on a consolidated basis, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

        "IRS": The Internal Revenue Service.

        "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than equipment, inventory and supplies in the ordinary course of business and other than any acquisition of assets constituting a Consolidated Capital Expenditure), Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person, (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment inventory and supplies in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person and any Asset Disposition to such Person for consideration less than the fair market value of the Property disposed in such transaction, but excluding any Restricted Payment to such Person. Investments which are capital contributions or purchases of

Capital Stock which have a right to participate in the profits of the issuer thereof shall be valued at the amount actually contributed or paid to purchase such Capital Stock as of the date of such contribution or payment. Investments which are loans, advances, extensions of credit or Guaranty Obligations shall be valued at the principal amount of such loan, advance or extension of credit outstanding as of the date of determination or, as applicable, the principal amount of the loan or advance outstanding as of the date of determination actually guaranteed by such Guaranty Obligation.

        "I/O Strip" means an interest in a pool of promissory notes, mortgage loans, or other similar financial assets, issued in connection with a Securitization Asset Sale or otherwise, which entitles the holder to receive a portion of the interest paid on, but not principal repaid in respect of, such financial assets.

        "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit C hereto, executed and delivered by a new Guarantor in accordance with the provisions of Section 2.2.

        "Leverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties, the ratio of (a) Total Liabilities to (b) Total Tangible Assets.

        "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof). For the avoidance of doubt, a negative pledge shall not be deemed to constitute a "Lien."

        "Material Adverse Effect" means a material adverse effect on (i) the condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Parties taken as a whole, (ii) the ability of any Guarantor to perform any material obligation under the Guaranty or (iii) the material rights and remedies of the Indenture Trustee on behalf of the Noteholders under the Basic Documents.

        "Multiemployer Plan" means a Plan which is a "multiemployer plan" as defined in Sections 3(37) or 4001(a)(3) of ERISA.

        "Negative Pledge" means a provision of any agreement (other than this Guaranty, the Credit Agreement or any other Basic Document or Credit Document) that prohibits the creation of any Lien on any assets of a Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person's ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person's ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a "Negative Pledge" for purposes of this Guaranty.

        "Negative Pledge Assets" means those certain Real Properties wholly owned by one or more of the Consolidated Parties set forth on Schedule 1 attached hereto, as such Schedule 1 may be from time to time amended pursuant to the terms of Section 1 hereof.

        "Net Cash Proceeds" means the aggregate proceeds paid in cash or Cash Equivalents received by any Consolidated Party in respect of any Asset Disposition or Equity Issuance (as applicable), net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) (b) taxes paid or payable as a result thereof and (c) in the case of any Asset Disposition, the amount of necessary to retire any Indebtedness secured by a Permitted Lien (ranking senior to any Lien of the Indenture Trustee) on the related Property; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any such Consolidated Party in any such Asset Disposition or Equity Issuance.

        "OHSA": The United States Occupational Health and Safety Administration.

        "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

         "Permitted Liens" means, at any time, Liens in respect of Property of the Consolidated Parties permitted to exist at such time pursuant to the terms of Section 2.3(b).

        "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

        "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Consolidated Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

        "Pro Forma Basis" means, for purposes of calculating compliance with each of the financial covenants set forth in Section 2.2(k) in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Directing Noteholder has received the Required Financial Information. As used herein, "transaction" shall mean (i) any incurrence or assumption of Indebtedness as referred to in Section 2.3(a)(viii)(A), or (ii) any Asset Disposition as referred to in Section 2.3(e). In connection with any calculation of the financial covenants set forth in Section 2.2(k) upon giving effect to a transaction on a Pro Forma Basis:

         (A) for purposes of any such calculation in respect of any incurrence or assumption of Indebtedness as referred to in Section 2,3(a)(viii)(A), any Indebtedness which is retired in connection with such incurrence or assumption shall be excluded and deemed to have been retired as of the first day of the applicable period; and

        (B) for purposes of any such calculation in respect of any Asset Disposition as referred to in Section 2.3(e), (1) income statement items (whether positive or negative) and capital expenditures attributable to the Property disposed of shall be excluded and (2) any Indebtedness which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the first day of the applicable period.

        "Pro Forma Compliance Certificate" means a certificate of an Executive Officer of USRP delivered to the Directing Noteholder in connection with (i) any incurrence, assumption or retirement of Indebtedness as referred to in Section 2.3(a)(viii)(A), or (ii) any Asset Disposition as referred to in Section 2.3(e), as applicable, and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of those items required for determining compliance with Section 2.2(k) as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Directing Noteholder shall have received the Required Financial Information.

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "Purchase Agreement" means the Purchase Agreement dated January 9, 2001, between the Issuer and the Purchaser.

        "Qualified REIT Subsidiary" shall have the meaning given to such term in the Code.

        "Real Properties" means, at any time, a collective reference to each of the facilities and real properties owned, leased or operated by the Consolidated Parties or in which any Consolidated Party has an interest at such time; and "Real Property" means any one of such Real Properties.

        "REIT" means a Person qualifying for treatment as a "real estate investment trust" under the Code.

        "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

        "Restricted Payment" means (i) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding (including without limitation any payment in connection with any dissolution, merger, consolidation or disposition involving any Consolidated Party), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding (other than dividends or distributions payable in Capital Stock of the applicable Person and dividends or distributions payable (directly or indirectly through Subsidiaries) to any Guarantor other than USV), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, and (iv) any loan or advance to USV.

        "Sale and Leaseback Transaction" means any arrangement pursuant to which any Consolidated Party, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (a) which such Consolidated Party has sold or transferred (or is to sell or transfer) to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other Property which has been sold or transferred (or is to be sold or transferred) by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease.

        "SEC": The Securities and Exchange Commission.

        "Secured Indebtedness" means, with respect to any Person, any Indebtedness (other than Indebtedness incurred hereunder) that is secured in any manner by any Lien. Indebtedness in respect of Capitalized Lease Obligations shall not be deemed to be Secured Indebtedness. For clarification purposes, (i) any unsecured guaranty given by any Guarantor of secured indebtedness of a Person who is not a Guarantor constitutes Unsecured Indebtedness of such Guarantor giving the guaranty, (ii) any unsecured guaranty given by any Guarantor of the secured indebtedness of another Guarantor constitutes the Secured Indebtedness of the Guarantor directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Guarantor giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Guarantor directly incurring the underlying secured indebtedness, in which case it shall constitute the Unsecured Indebtedness of the Guarantor giving the guaranty), (iii) any unsecured guaranty given by any Guarantor of the unsecured indebtedness of a Person who is not a Guarantor constitutes the Unsecured Indebtedness of such Guarantor giving the guaranty,
(iv) any unsecured guaranty given by any Guarantor of the unsecured Indebtedness of another Guarantor constitutes the Unsecured Indebtedness of the Guarantor directly incurring such Indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Guarantor giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Guarantor directly incurring the underlying unsecured indebtedness, in which case it shall constitute the Unsecured Indebtedness of the Guarantor giving the guaranty), (v) any secured guaranty given by any Guarantor of secured indebtedness of a Person who is not a Guarantor constitutes Secured Indebtedness of such Guarantor giving the guaranty, (vi) any secured guaranty given by any Guarantor of the secured indebtedness of another Guarantor constitutes the Secured Indebtedness of the Guarantor directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Guarantor giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Guarantor directly incurring the underlying secured indebtedness, in which case it shall constitute the Secured Indebtedness of the Guarantor giving the guaranty), (vii) any secured guaranty given by any Guarantor of the unsecured indebtedness of a Person who is not a Guarantor constitutes the Secured Indebtedness of such Guarantor giving the guaranty, and
(viii) any secured guaranty given by any Guarantor of the unsecured Indebtedness of another Guarantor constitutes the Secured Indebtedness of such Guarantor giving the guaranty and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of the Guarantor directly incurring such Indebtedness (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of such Guarantor giving the guaranty, in which case it shall constitute the Unsecured Indebtedness of the Guarantor directly incurring the underlying unsecured indebtedness).

        "Secured Pool Assets" means the "Properties" as such term is defined in the Indenture.

        "Special Purpose Entity" means any Person (a) which has a legal structure and capitalization intended to make such entity a "bankruptcy remote" entity and which legal structure and capitalization have been approved in writing by the Agent; (b) which has been organized for the sole purpose of effecting a structured financing; (c) which has no assets other than (i) the financial assets directly acquired in connection with, and which are the subject of, such structured financing, and any related title or other insurance policies, hedge agreements and other assets directly related to such financial assets, (ii) cash and other assets contributed or distributed to such Person, or otherwise acquired by it, in connection with such structured financing, and which assets are retained by such Person either pursuant to the requirements of such structured financing or to permit it to fulfill its obligations under the terms of such structured financing, (iii) assets which such Person is to (and does in fact) dispose of promptly, and in any event within two Business Days, following such Person's acquisition of such assets, and (iv) in the case of a Securitization Asset Sale, subordinated interests acquired in connection with such Securitization Asset Sale; (d) which has no Indebtedness, liabilities or other obligations other than (i) those directly incurred in connection with such structured financing; (ii) any liabilities resulting from representations and warranties made by such Person with respect to any such financial assets or other assets being transferred by it to another Person so long as such representations and warranties (A) are customary or (B) are substantially similar to those made to such Person when such assets were initially transferred to it and (iii) trade payables incurred in the ordinary course of trade or business in an aggregate amount not to exceed two percent (2%) of the outstanding principal amount due under the Bridge Loan Documents; and (e) which none of USV, USRP or any other Subsidiaries thereof have any direct obligation to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results except as otherwise permitted in connection with such structured financing.

        "Subsidiary" means, as to any Person at any time, (a) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock.

        "Synthetic Lease" means any synthetic lease, tax retention operating lease, off_balance sheet loan or similar off_balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease under GAAP.

        "Tangible Net Worth" means, as of any given calculation date, the sum of
(a) Total Tangible Assets, less (b) Total Liabilities.

        "Term Securitization" means a Securitization Asset Sale (a) involving only a single transfer (or series of related and substantially contemporaneous transfers) to a Special Purpose Entity of financial assets, and any related title or other insurance policies, hedge agreements and other assets directly related to such financial assets, by USV, USRP or any other Subsidiary thereof other than any transfer of such assets (i) being substituted for any asset previously transferred pursuant to customary and reasonable repurchase and substitution obligations resulting from the breach of representations, warranties and covenants that are not related to the creditworthiness of the obligor on the financial assets or (ii) being substituted for cash collateral or a cash deposit (including in connection with reasonable and customary "pre_funding" arrangements), and (b) under which the Persons acquiring such financial assets (or interests therein) from the applicable Special Purpose Entity or making advances to such Special Purpose Entity secured directly or indirectly by such financial assets, are neither required nor permitted to acquire additional financial assets (or interests therein) from, or otherwise make additional advances to, such Special Purpose Entity, except as otherwise permitted under the immediately preceding clause (a).

        "Unencumbered Asset Value" means, as of any given calculation date, the sum of (i) Asset Value less (ii) any amounts included in the calculation of Asset Value attributable to assets subject to one or more Liens.

        "Uniform Commercial Code" or "UCC": The New York Uniform Commercial Code or any other applicable UCC.

        "Unsecured Indebtedness" means, with respect to any Person and for any given calculation date, all Indebtedness of such Person that is not Secured Indebtedness, including all Indebtedness in respect of Capitalized Lease Obligations. For clarification purposes, (i) any unsecured guaranty given by any Guarantor of secured indebtedness of a Person who is not a Guarantor constitutes

Unsecured Indebtedness of such Guarantor giving the guaranty, (ii) any unsecured guaranty given by any Guarantor of the secured indebtedness of another Guarantor constitutes the Secured Indebtedness of the Guarantor directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Guarantor giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Guarantor directly incurring the underlying secured indebtedness, in which case it shall constitute the Unsecured Indebtedness of the Guarantor giving the guaranty), (iii) any unsecured guaranty given by any Guarantor of the unsecured indebtedness of a Person who is not a Guarantor constitutes the Unsecured Indebtedness of such Guarantor giving the guaranty,
(iv) any unsecured guaranty given by any Guarantor of the unsecured Indebtedness of another Guarantor constitutes the Unsecured Indebtedness of the Guarantor directly incurring such Indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Guarantor giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Guarantor directly incurring the underlying unsecured indebtedness, in which case it shall constitute the Unsecured Indebtedness of the Guarantor giving the guaranty), (v) any secured guaranty given by any Guarantor of secured indebtedness of a Person who is not a Guarantor constitutes Secured Indebtedness of such Guarantor giving the guaranty, (vi) any secured guaranty given by any Guarantor of the secured indebtedness of another Guarantor constitutes the Secured Indebtedness of the Guarantor directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Guarantor giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Guarantor directly incurring the underlying secured indebtedness, in which case it shall constitute the Secured Indebtedness of the Guarantor giving the guaranty), (vii) any secured guaranty given by any Guarantor of the unsecured indebtedness of a Person who is not a Guarantor constitutes the Secured Indebtedness of such Guarantor giving the guaranty, and (viii) any secured guaranty given by any Guarantor of the unsecured Indebtedness of another Guarantor constitutes the Secured Indebtedness of such Guarantor giving the guaranty and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of the Guarantor directly incurring such Indebtedness (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of such Guarantor giving the guaranty, in which case it shall constitute the Unsecured Indebtedness of the Guarantor directly incurring the underlying unsecured indebtedness). For purposes of calculating the financial covenants contained herein, the Guarantor Obligations shall be deemed Unsecured Indebtedness.

        "Wholly Owned Subsidiary" means any Person 100% of whose Voting Stock is at the time owned by USRP directly or indirectly through other Persons 100% of whose Voting Stock is at the time owned, directly or indirectly, by USRP.

                                    EXHIBIT C

                            FORM OF JOINDER AGREEMENT

        THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, ____, is by and between _____________________, a ___________________ (the
"Subsidiary"), Banc of America Mortgage Capital Corporation (the "Purchaser") and Wells Fargo Bank Minnesota, N.A. (the "Indenture Trustee"), the beneficiaries under that certain Guaranty (as it may be amended, modified, restated or supplemented from time to time, the "Guaranty"), dated as of January 9, 2001, by and among U.S. Restaurant Properties, Inc. ("USV"), U.S. Restaurant Properties Operating, L.P. ("USRP") and their affiliates listed on Exhibit A of the Guaranty (collectively, the "GUARANTORS" and each, a "GUARANTOR"). All of the defined terms in the Guaranty are incorporated herein by reference.

        USRP is required by Section 2.2(l) of the Guaranty to cause the Subsidiary to become a "Guarantor".

        Accordingly, the Subsidiary hereby agrees as follows with the Agent, for the benefit of the Lenders:

        1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Guaranty and a "Guarantor" for all purposes of the Guaranty, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Guaranty. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Guaranty. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to the Indenture Trustee, on behalf of the Noteholder, and the Purchaser, as provided in the Guaranty, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

        2. The address of the Subsidiary for purposes of all notices and other communications is ____________________, ____________________________, Attention
of ______________ (Facsimile No. ____________).

        3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

        4. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

        IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                   [SUBSIDIARY]


                                   By:
                                      -----------------------------------------

                                      Name:
                                      Title:

                                   Title:


                                   Acknowledged and accepted:

                                   WELLS FARGO BANK MINNESOTA, N.A., as
                                   Indenture Trustee

                                   By:
                                      -----------------------------------------

                                      Name:
                                      Title:


                                   Acknowledged and accepted:

                                   BANK OF AMERICA, N. A., as Purchaser

                                   By:
                                      -----------------------------------------

                                      Name:
                                      Title:

                                   SCHEDULE 1

                                 SCHEDULE 2.2(f)

                                  SCHEDULE 2.3

                                 SCHEDULE 2.3(a)

                                 SCHEDULE 2.3(g)

                                 SCHEDULE 2.3(k)

                              SCHEDULE 2.3(l)(ii)


                                      -63-